                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           HMT TECHNOLOGY CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                      LOGO
                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                               FREMONT, CA 94538
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 20, 1998

TO THE STOCKHOLDERS OF HMT TECHNOLOGY CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HMT TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), will be held on Monday, July 20, 1998 at 9:00 a.m., local time, at the Company's executive offices at 47700 Kato Road, Fremont, California 94538 for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve the Company's 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,500,000 shares.

     3. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending March 31, 1999.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on June 1, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          LOGO

                                          Peter S. Norris
                                          Vice President, Finance, Chief
                                          Financial Officer,
                                          Treasurer and Assistant Secretary

Fremont, California
June 19, 1998

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                               FREMONT, CA 94538

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 20, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of HMT Technology Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on July 20, 1998, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's executive offices at 47700 Kato Road, Fremont, California. The Company intends to mail this proxy statement and accompanying proxy card on or about June 19, 1998 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's Common Stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, CIC Express Service, Inc. ("CIC"). No additional compensation will be paid to directors, officers or other regular employees for such services, but CIC will be paid its customary fee, estimated to be about $30,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on June 1, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 1, 1998 the Company had outstanding and entitled to vote 43,416,320 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1055 Page Avenue, Fremont, California 94538, a written notice of revocation or a duly executed proxy

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

bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than February 19, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are currently seven Board positions authorized by resolution of the Board in accordance with the Company's By-laws. Neil M. Garfinkel is not standing for re-election as a director of the Company. By resolution of the Board in accordance with the Company's By-laws, the Board was reduced to six Board positions effective upon the Annual Meeting. There are six nominees for the six Board positions. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, three directors having been elected by the stockholders, and three directors, Donald P. Beadle, Richard S. Love and Harry G. Van Wickle, having been elected by the Board.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

NOMINEES FOR ELECTION FOR A ONE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

     The names of the nominees and certain information about them are set forth below:

                 NAME                    AGE           POSITION HELD WITH THE COMPANY
                 ----                    ---           ------------------------------
Ronald L. Schauer......................   54    President, Chief Executive Officer and
                                                Chairman   of the Board
Donald P. Beadle.......................   62    Director
Bruce C. Edwards.......................   44    Director
Walter G. Kortschak....................   39    Director
Richard S. Love........................   60    Director
Harry G. Van Wickle....................   51    Director

     Ronald L. Schauer joined the Company as President and Chief Executive Officer and a member of the Board of Directors in February 1994. From June 1993 to February 1994, he was the owner, President and Chief Executive Officer of PAWS, Inc., a plastics manufacturing company. From June 1991 to June 1993, he was President and Chief Operating Officer of Magnetic Data, Inc., a contract manufacturer of disk drives and computers. From June 1983 to May 1991, he was Corporate Vice President and General Manager of the Memory Products Division of Stolle Corporation, a wholly owned subsidiary of Alcoa, a diversified aluminum manufacturing company. From 1972 to May 1983, Mr. Schauer held various technical and general management positions in the Data Recording Products Divisions at 3M Company, a diversified manufacturing company. Mr. Schauer holds a B.S. in Electrical Engineering from South Dakota State University.

     Donald P. Beadle joined the Company's Board of Directors in May 1998. Mr. Beadle spent 34 years at National Semiconductor Corp., a semiconductor manufacturing company ("NSC"), to his retirement in

1994. Since that time, he has been a consultant to various companies, including as the acting Vice President, Sales, Marketing and Sales Support for Interwave Communications. From 1991 to 1994, Mr. Beadle was the Senior Vice President/Managing Director, Far East, of NSC, reporting to the Chief Executive Officer of NSC. Mr. Beadle's previous positions with NSC included Senior Vice President, Worldwide Sales and Marketing of NSC and Managing Director, Europe.

     Bruce C. Edwards joined the Company's Board of Directors in January 1996. Since February 1996, he has been President, Chief Executive Officer and a director of Powerwave Technologies, Inc., a manufacturer of power amplifiers for wireless telecommunications applications. Mr. Edwards was employed by AST Research, Inc., a computer company, as Senior Vice President and Chief Financial Officer from 1988 until July 1994 and as Executive Vice President, Chief Financial Officer and a director from July 1994 to December 1995. Mr. Edwards is also a director of Diamond Multimedia Systems, Inc.

     Walter G. Kortschak joined the Company's Board of Directors in November 1995. Since August 1991, he has been a General Partner of Summit Partners, L.P., a venture capital partnership, where he has been employed since June 1989. From June 1986 to June 1989, he was a Vice President at Crosspoint Venture Partners, a venture capital partnership. He is also a director of Aspec Technology, Inc., Diamond Multimedia Systems, Inc., Simulation Sciences, Inc., SteriGenics International, Inc. and several privately held companies.

     Richard S. Love joined the Company's Board of Directors in May 1998. Mr. Love retired from Hewlett-Packard Company, a computer engineering company ("Hewlett Packard"), in March 1997 after 35 years. Mr. Love was most recently Vice President and General Manager of the Computer Order Fulfillment and Manufacturing Group responsible for worldwide manufacturing and distribution of networked computer systems and workstations.

     Harry G. Van Wickle joined the Company's Board of Directors in May 1998. Since December 1997, Mr. Van Wickle has been President and Chief Executive Officer of Intarsia Corporation, an integrated electronic component design and manufacturing company ("Intarsia"). Mr. Van Wickle is a twenty-six year veteran in semiconductor and disk drive manufacturing. From 1974 to 1992, Mr. Van Wickle held top management positions at Texas Instruments, Fairchild Semiconductor, AT&T and Micropolis Corporation. Since returning to the United States in 1992 and prior to joining Intarsia, he has been a Vice President in Operations at Dastek, a subsidiary of Komag, Vice President of Manufacturing at Cypress Semiconductor and President of Alphatec Electronics Corporation.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended March 31, 1998, the Board of Directors held six meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. Edwards and Kortschak. It met twice during such fiscal year.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. In connection with the award of stock options to employees and consultants, the Committee has delegated limited authority to the Company's Chief Executive Officer for making such awards. The Compensation Committee is currently composed of two non-employee directors: Messrs. Kortschak and Edwards. Mr. Edwards joined the Compensation Committee in August 1997 following the resignation of a prior director who served on the committee until his resignation from the Company's Board of Directors in August 1997. The Compensation Committee met twice during the last fiscal year.

     During the fiscal year ended March 31, 1998, each current director attended 75% or more of the aggregate of the requisite meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2

               APPROVAL OF 1996 EQUITY INCENTIVE PLAN, AS AMENDED

     The Company's 1996 Equity Incentive Plan (the "Plan") was adopted by the Board of Directors (the "Board") in January 1996 and approved by the stockholders in February 1996. As of March 31, 1998, there were 3,000,000 shares of Common Stock reserved for issuance under the Plan.

     As of May 1, 1998, options (net of cancelled or expired awards) covering an aggregate of 1,725,000 shares of Common Stock had been granted under the Plan, and only 899,108 shares (plus any shares that might in the future be returned to the Plan as a result of cancellations or expiration of options) remained available for future grant under the Plan. During the last fiscal year, under the Plan, the Company has granted to all current executive officers as a group options to purchase 105,000 shares at an exercise price of $11.0625 per share, and to all employees (excluding current executive officers) as a group options to purchase 1,620,000 shares at exercise prices of $10.00 to $18.50 per share. For further information regarding stock option grants, see "Stock Option Grants and Exercises."

     In May 1998, the Board approved an amendment to the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares from 3,000,000 shares to 5,500,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

     Also in May 1998, the Board amended the Plan, subject to stockholder approval, generally to permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options and stock appreciation rights granted under the Plan. Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee. See "Federal Income Tax Information" below for a discussion of the application of Section 162(m). In light of the Section 162(m) requirements, the Board has amended the Plan, subject to stockholder approval, to include a limitation providing that no employee may be granted options and stock appreciation rights under the Plan during a calendar year to purchase in excess of 300,000 shares of Common Stock. Previously, no such formal limitation was placed on the number of shares available for option grants and stock appreciation rights to any individual.

     Stockholders are requested in this Proposal 2 to approve the Plan, as amended. If the stockholders fail to approve this Proposal 2, the Company may experience difficulty in attracting and retaining employees and consultants and in motivating them to exert their best efforts for the success of the Company. Further, stock options granted under the Plan after the Annual Meeting may not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Plan, as amended, are outlined below:

GENERAL

     The Plan provides for the grant of incentive stock options, stock appreciation rights, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "Stock Awards"). To date only incentive stock options and nonstatutory stock options have been awarded under the Plan. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options. Stock appreciation rights granted under the Plan may be tandem rights, concurrent rights or independent rights.

PURPOSE

     The Plan provides a means by which selected employees and directors of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 2,144 of the Company's approximately 2,914 employees, directors and consultants are eligible to participate in the Plan.

ADMINISTRATION

     The Plan is administered by the Board. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which Stock Awards will be granted, the number of shares to be subject to the Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the exercise price, the type of consideration and other terms of the Stock Award. The Board is authorized to delegate administration of the Plan to a committee of two or more members of the Board, all of the members of which committee shall be "non-employee directors" as defined in Rule 16b-3, or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission, and may also be, in the discretion of the Board, outside directors in accordance with Code Section 162(m). The Board or committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or who are either (i) not then employees covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and are not expected to be covered by Section 162(m) of the Code at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code. The Board may abolish any such committee at any time and revest in the Board the administration of the Plan. The Board has delegated administration of the Plan to the Compensation Committee of the Board and also to a committee of one director for the making of grants to non-officer employees of the Company. As used herein with respect to the Plan, the "Board' also refers to these committees as appropriate.

STOCK SUBJECT TO THE PLAN

     If any Stock Award granted under the Plan expires or otherwise terminates in whole or in part without having been exercised in full, the Common Stock not acquired under such Stock Award will revert to and again become available for issuance under the Plan. Shares of stock subject to exercised stock appreciation rights shall not again become available for issuance under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Plan only to employees (including officers and employee-directors) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive Stock Awards other than incentive stock options and stock appreciation rights appurtenant thereto.

     No incentive stock option may be granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option at the date of grant, and the term of the option does not exceed five years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least 100% of the fair market value of such stock at the date of grant. To the extent an option holder would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and its affiliates and determined for each share as of the date the option to purchase the shares was granted) in excess of $100,000, any such excess options will be treated as nonstatutory stock options. No person may be granted options and stock appreciation rights appurtenant thereto covering more than 300,000 shares of Common Stock per calendar year.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price for an incentive stock option shall not be less than 100% of the fair market value of the Common Stock on the date of the option grant; the exercise price for a nonstatutory stock option shall not be less than 85% of the fair market value of the Common Stock on the date of option grant. At May 31, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $11.625 per share.

     The Board has the authority, with the consent of affected option holders, to reprice outstanding options and to offer option holders the opportunity to replace outstanding options with new options for the same or a different number of shares. To the extent required by Section 162(m) of the Code, an option repriced under the Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the maximum awards of options and stock appreciation rights permitted to be granted pursuant to the maximum share limitation approved by stockholders.

     The exercise price of options granted under the Plan must be paid either:
(a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment or other arrangement, or (c) in any other form of legal consideration acceptable to the Board.

     Exercise/Vesting. Options granted under the Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares of stock covered by currently outstanding options under the Plan typically vest monthly at the rate of 1/48th of the total number of shares subject to the option (25% per year) during the option holder's employment or services as a director or consultant. Shares covered by options granted in the future under the Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Plan may permit exercise prior to vesting, but any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. To the extent provided by the terms of an option, an option holder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the option holder, by delivering already-owned and unencumbered stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Plan is 10 years. An option holder whose relationship with the Company or any related corporation ceases for any reason (other than by death or permanent and total disability) may exercise options in the period specified by the Board following such cessation. Options may be exercised for up to twelve months after an option holder's relationship with the Company and its affiliates ceases due to disability, and up to eighteen months following an option holder's death (unless such options expire sooner or later by their terms).

     Restrictions on Transfer. No stock option may be transferred by the option holder other than by will or the laws of descent or distribution, provided that the Board of Directors may grant a nonstatutory stock option that is transferable, and provided further that an option holder may designate a beneficiary who may exercise the option following the option holder's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Payment. The purchase price under a restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement, but in no event shall the purchase price be less than 85% of the fair market value of the Common Stock on the date such award is made. However, stock bonuses may be awarded to eligible participants in consideration for past services actually rendered to the Company without a purchase payment.

     The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Plan must be paid either (a) in cash at the time of purchase; or (b) at the discretion of the Board, according to a deferred payment or other arrangement or (c) in any other form of legal consideration acceptable to the Board. The Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     Vesting. Shares of stock sold or awarded under the Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Plan.

     Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

STOCK APPRECIATION RIGHTS

     The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. The Plan authorizes three types of stock appreciation rights.

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

     Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

     The Board of Directors has the authority, with the consent of affected holders, to reprice outstanding stock appreciation rights and to offer holders the opportunity to replace outstanding stock appreciation rights with new stock appreciation rights for the same or a different number of shares. To the extent required by Section 162(m) of the Code, a stock appreciation right repriced under the Plan is deemed to be canceled and a new stock appreciation right granted. Both the stock appreciation right deemed to be canceled and the new stock appreciation right deemed to be granted will be counted against the maximum award of options and stock appreciation rights permitted to be granted pursuant to any maximum limit established in order to comply with Section 162(m) of the Code.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Plan or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the type of security and the maximum number of shares subject to such plan and the type of security, number of shares and price per share of stock subject to such outstanding Stock Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Plan provides that, in the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then: (i) any surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan; or (ii) such Stock Awards shall continue in full force and effect. If any surviving or acquiring corporation refuses to assume or substitute similar stock awards for outstanding Stock Awards granted under the Plan, then for outstanding Stock Awards held by any person then performing services as an employee, director or consultant, the time during which such Stock Awards may be exercised shall be accelerated and such Stock Awards terminated if not exercised prior to such event. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. The Plan will terminate January 22, 2006 unless sooner terminated by the Board.

     The Board may amend the Plan at any time or from time to time. The Board may amend the terms of any already granted option or stock appreciation right at any time or from time to time (subject to the consent of the holder). The Board may make such amendments without stockholder approval, provided no amendment of the Plan will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment will (i) increase the number of shares reserved for Stock Awards under the Plan,
(ii) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code), or (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code, the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the option holder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the option holder's alternative minimum tax liability, if any.

     If an option holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the option holder upon exercise of the option, any gain or loss on a disposition of such stock will be a mid-term or long-term capital gain or loss. Generally, if the option holder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the option holder will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the option holder's actual gain, if any, on the purchase and sale. The option holder's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short-term depending on how long the option holder holds the stock. Long-term or mid-term capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to option holders who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

     To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

     There are no tax consequences to the option holder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the option holder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the option holder. Upon disposition of the stock, the option holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the option holder held the stock. Slightly different rules may apply to option holders who are subject to Section 16(b) of the Exchange Act or who acquire stock subject to certain repurchase rights.

     Restricted Stock Purchase Awards and Stock Bonuses. Recipients of restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally face the following federal income tax consequences:

     Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term, mid-term or short-term depending on how long the stock was held from the date ordinary income was measured. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option or stock appreciation right is granted (or exercisable) only upon the achievement (as certified in writing by the committee of "outside directors") of an objective performance goal established in writing by the committee of "outside directors" while the outcome is substantially uncertain, and the option is approved by stockholders.

     Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors;" and
(ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending March 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Coopers & Lybrand L.L.P. has audited the Company's financial statements since December 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Coopers & Lybrand L.L.P. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Coopers & Lybrand L.L.P. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 31, 1998 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                      BENEFICIAL OWNER                         SHARES        TOTAL
                      ----------------                        ---------    ----------
Summit Partners, L.P.(2)....................................  4,420,940      10.18
  499 Hamilton Avenue, Suite 200
  Palo Alto, CA 94301
Walter G. Kortschak(2)......................................  4,420,940      10.18
Donald P. Beadle............................................         --         --
Bruce C. Edwards(3).........................................     34,500          *
Neil M. Garfinkel...........................................         --         --
Richard S. Love.............................................         --         --
Ronald L. Schauer(4)........................................  2,052,250       4.73
Harry G. Van Wickle.........................................         --         --
Ronald J. Buschur(5)........................................    654,826       1.51
George J. Hall(6)...........................................    435,125       1.00
Michael A. Russak(7)........................................    504,754       1.16
Peter S. Norris(8)..........................................    465,769       1.07
Jon R. van Bronkhorst(9)....................................     90,887          *
All directors and executive officers as a group (12           8,659,051      19.94
  persons)(10)..............................................

---------------
  *  Less than one percent (1%).

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible within 60 days of the date of this table. Applicable percentages are based on 43,416,320 shares outstanding on May 31, 1998, adjusted as required by rules promulgated by the SEC.

 (2) Includes (i) 2,035,715 shares beneficially owned by Summit Ventures III, L.P. ("Summit III"), (ii) 2,035,715 shares beneficially owned by Summit Ventures IV, L.P. ("Summit IV"), (iii) 76,226 shares beneficially owned by Summit Investors II, L.P. ("Summit Investors II") and (iv) 273,284 shares beneficially owned by Summit Subordinated Debt Fund, L.P. ("Summit Sub Debt Fund"). Mr. Kortschak, a director of the Company, is a general partner of Summit Partners, L.P., the general partner of Summit III, Summit IV, Summit Investors II and Summit Sub Debt Fund. Mr. Kortschak disclaims beneficial ownership of such shares held by Summit III, Summit IV, Summit Investors II and Summit Sub Debt Fund, except to the extent of his pecuniary interest therein.

 (3) Represents 34,500 shares held by Bruce C. Edwards and Susan E. Edwards, as co-trustees of the Bruce C. Edwards and Susan E. Edwards Living Trust u/a/d 06/26/91 ("Edwards Living Trust"). Includes 17,437 shares that are subject to a right of repurchase in favor of the Company that expires ratably beginning January 1997 through January 2000.

 (4) Includes 1,791,270 shares held by The Schauer Living Trust under agreement dated March 15, 1996 ("Schauer Living Trust"). Mr. Schauer is a co-trustee of the Schauer Living Trust. Also represents

     127,365 shares held by the Ronald L. Schauer 1997 Grantor Retained Annuity Trust and 127,365 shares held by the Marlys A. Schauer 1997 Grantor Retained Annuity Trust ("Marlys Schauer Trust"). Marlys A. Schauer, the beneficiary of the Marlys Schauer Trust, is the spouse of Mr. Schauer. Mr. Schauer disclaims beneficial ownership of the shares held in the Marlys Schauer Trust. Includes 632,949 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 6,250 shares Mr. Schauer has the right to acquire pursuant to an option exercisable within 60 days of May 31, 1998.

 (5) Includes 448,440 shares held by The Buschur Living Trust under agreement dated March 11, 1996 ("Buschur Living Trust"), 81,473 shares held by the Ronald J. Buschur 1997 Grantor Retained Annuity Trust, 81,473 shares held by The Lisa A. Buschur 1997 Grantor Retained Annuity Trust ("Lisa Buschur Trust"), 19,220 shares held by The Ryan Buschur 1996 Irrevocable Trust under agreement dated February 9, 1996 ("Ryan Buschur Trust") and 19,220 shares held by The Lynsey Buschur 1996 Irrevocable Trust under agreement dated February 6, 1996 ("Lynsey Buschur Trust"). Mr. Buschur is a co-trustee of the Buschur Living Trust. Lisa A. Buschur, the beneficiary of the Lisa Buschur Trust, is the spouse of Mr. Buschur. Ryan Buschur, the beneficiary of the Ryan Buschur Trust, and Lynsey Buschur, the beneficiary of the Lynsey Buschur Trust, are the children of Mr. Buschur. Mr. Buschur disclaims beneficial ownership of the shares held in the Lisa Buschur Trust, the Ryan Buschur Trust and the Lynsey Buschur Trust. Includes 174,569 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 5,000 shares Mr. Buschur has the right to acquire pursuant to an option exercisable within 60 days of May 31, 1998.

 (6) Includes 404,625 shares held by The George J. Hall Family Trust ("Hall Family Trust") and 25,500 shares held by The Anne T. Hall Foundation ("Hall Foundation"). Mr. Hall is a co-trustee of the Hall Family Trust and trustee of the Hall Foundation. Mr. Hall disclaims beneficial ownership of the shares held in the Hall Foundation. Includes 174,569 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 5,000 shares Mr. Hall has the right to acquire pursuant to an option exercisable within 60 days of May 31, 1998.

 (7) Includes 499,119 shares held by The Russak Living Trust U/A/D under agreement dated May 31, 1996 ("Russak Living Trust"). Mr. Russak is co-trustee of the Russak Living Trust. Includes 635 shares held by Dr. Russak's spouse, 174,569 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 5,000 shares Mr. Russak has the right to acquire pursuant to an option exercisable within 60 days of May 31, 1998.

 (8) Includes 141,192 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 5,000 shares Mr. Norris has the right to acquire pursuant to an option exercisable within 60 days of May 31,1988.

 (9) Includes 90,887 shares Mr. van Bronkhorst has the right to acquire pursuant to an option exercisable within 60 days of May 31,1988.

(10) Includes 1,297,848 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999, 17,437 shares that are subject to a right of repurchase in favor of the Company that expires ratably through January 2000, and 26,250 shares issuable upon the exercise of options within 60 days of May 31,1988.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended

March 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   MANAGEMENT

     Set forth below is information regarding current executive officers of the
Company:

                NAME                   AGE                       POSITION
                ----                   ---                       --------
Ronald L. Schauer....................  54     President, Chief Executive Officer and
                                              Chairman of the Board
Ronald J. Buschur....................  34     Vice President, Quality Assurance
George J. Hall.......................  53     Vice President, Operations
Peter S. Norris......................  47     Vice President, Finance, Chief Financial
                                              Officer, Treasurer and Assistant Secretary
Michael A. Russak, Ph.D..............  51     Vice President, Research and Development

Biographical information about Mr. Schauer is set forth under Proposal 1 above.

     Ronald J. Buschur joined the Company as Director of Quality Systems in June 1994 and was appointed Vice President, Quality Assurance in February 1995. From December 1993 to June 1994, he was a Customer Account Manager at StorMedia, a thin-film disk manufacturer. From July 1993 to December 1993, he was a Supplier Accounts Manager at Maxtor, a disk drive company. From May 1987 to July 1993, he held various managerial positions at Digital Equipment Corporation, a computer manufacturer. Mr. Buschur holds a B.A. in Business Administration and Management from the University of Phoenix and an Associate Degree in Electrical Engineering Technology from ITT Technical Institute.

     George J. Hall joined the Company as Vice President, Operations in February 1995. From December 1990 to February 1995, he was General Manager of the Rigid Media Division of Sequel, Inc., a media drive company. From 1988 to 1989, he was Director of Operations at Seagate Magnetics, a media manufacturer. From 1985 to 1988, he was employed in development of rigid disk media for vertical recording at Censtor Corporation, a thin film media/head company. From 1983 to 1985, he was Vice President of Operations of Domain Technology, a thin film manufacturer, which he co-founded. Prior to 1983, he held various positions relating to the manufacture of rigid disk media at IBM Corporation, a computer company ("IBM"). Mr. Hall holds a B.S. in Industrial Technology from San Jose State University.

     Peter S. Norris joined the Company as Vice President, Finance, Chief Financial Officer and Treasurer in December 1995. From 1975 to December 1995, he held various positions at General Instrument Corporation, an electronics company, most recently as Assistant Treasurer since 1981. Mr. Norris holds a B.A. in Economics from Upsala College.

     Michael A. Russak joined the Company as Vice President, Research and Development in August 1993. From October 1988 to August 1992, he was a manager at the Research Division of IBM Corporation. He then transferred to IBM's Storage Products Division in San Jose, California in 1992. Dr. Russak holds a B.S. in Ceramic Engineering and a Ph.D. in Materials Science from Rutgers University.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Non-employee directors are paid $1,500 per meeting for attendance at meetings of the Board of Directors and $500 per meeting for attendance at meetings of any committee thereof. In the fiscal year ended March 31, 1998, the total cash compensation paid to non-employee directors was $24,500. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings in accordance with Company policy.

     Each non-employee director of the Company (other than employees or affiliates of Summit Partners) receives stock options under the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") as compensation for services of the Board of Directors. Option grants under the Directors' Plan are automatic and non-discretionary. The Directors' Plan provides for the grant of an option to purchase 10,000 shares of Common Stock to each person who is first elected as a non-employee director after the plan's adoption date. Each director who continues to serve as a non-employee director is granted an additional option to purchase 2,500 shares of Common Stock on the anniversary of the date of his or her initial grant or annually commencing with the fourth anniversary of the plan's adoption date. During the last fiscal year, no options to purchase shares of the Company's Common Stock were granted under the Directors' Plan. As of March 31, 1998, no options had been exercised under the Directors' Plan.

     The 1996 Equity Incentive Plan provides for grants of incentive stock options to employees (including officers and employee directors) and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to employees (including officers and employee directors). The Plan is administered by the Compensation Committee, which determines recipients and types of awards to be granted, including the exercise price, number of shares subject to the award and the exercisability thereof. Restricted stock purchase awards granted under the Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a service vesting schedule determined by the Board. During the last completed fiscal year, 860 employees and consultants received options to purchase 1,699,000 shares of the Company's Common Stock. As of March 31, 1998, 8,158 options had been exercised under the Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     BONUS PLAN. The Company has a discretionary bonus program for certain designated key employees of the Company, including all executive officers, pursuant to which such employees are paid cash bonuses based upon the attainment of certain specified corporate goals for the year established by the Board of Directors. The amount of the cash bonus to which each such employee is entitled is determined by the Board.

     PROFIT SHARING PLAN. In May 1996, the Board of Directors approved an incentive-based profit sharing plan for employees of the Company, including all executive officers. Under this plan, employees are paid cash bonuses on a quarterly basis based upon the attainment of certain specified corporate goals determined by the Board of Directors.

     In addition to cash compensation, the Company's executive officers are eligible to receive stock options under the Employee Stock Purchase Plan (the "Purchase Plan") and the Plan. For a description of the Plan, see Proposal 2, above. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. An aggregate of 1,500,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. Under the Purchase Plan, eligible employees, including officers, may participate in periodic offerings by the Company for a maximum 27-month offering period. Employees who participate in an offering can have up to 15% of their earnings withheld pursuant to the Purchase Plan to purchase shares of Common Stock on specified dates determined by the Board. The price of Common Stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or the specified purchase date. The Purchase Plan provides that, in the event of dissolution, merger, consolidation or similar transaction in which the Company is not the surviving corporation, the Board has discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the surviving entity, or the Board may shorten the offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to such merger or other transaction.

     The following table shows for the fiscal years ended March 31, 1998, 1997 and 1996, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers") at March 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                    LONG-TERM
                             --------------------------------------------     COMPENSATION
                                                             OTHER ANNUAL   AWARDS/SECURITIES
                             FISCAL                          COMPENSATION      UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)   BONUS($)      ($)(1)         OPTIONS(#)       COMPENSATION($)(2)
---------------------------  ------   ---------   --------   ------------   -----------------   ------------------
Mr. Ronald L. Schauer.....    1998     291,060    132,714                              --               3,701
President and Chief           1997     271,635    105,165        1,535                 --               2,344
Executive Officer             1996     249,995    113,557           --          3,596,000               3,593
Mr. George J. Hall........    1998     191,285     86,710           --                 --               2,440
Vice President, Operations    1997     179,286     69,411           --                 --               2,313
                              1996     165,675     63,811           --            992,000               3,012
Dr. Michael A. Russak.....    1998     205,037     91,809        1,685                 --               2,732
Vice President                1997     190,861     59,164       12,704                 --               2,951
Research and Development      1996     176,673     18,360       73,331            992,000               3,043
Mr. Peter S. Norris.......    1998     161,835     73,589        2,631                 --               2,331
Vice President and            1997     152,125     39,989       93,467                 --               2,835
Chief Financial Officer       1996      42,001     22,692           --            558,000                  --
Mr. Jon van
  Bronkhorst(3)...........    1998     177,902     80,769        6,000                 --               6,102
Vice President, Business      1997      37,171         --           --                 --                  --
Development

---------------
 (1) Consists of relocation payments.

 (2) Includes with respect to 1998 (i) $102 paid by the Company in life insurance premiums for each of Messrs. Schauer, Hall, Norris and van Bronkhorst and Dr. Russak; (ii) $2,279, $2,338, $2,630 and $2,229 in 401(k)
     employer matching contributions for Mr. Schauer, Mr. Hall, Dr. Russak and Mr. Norris, respectively; and (iii) $1,320 and $6,000 for car allowance for Mr. Schauer and Mr. von Bronkhorst, respectively. Includes with respect to 1997 (i) $252 paid by the Company in life insurance premiums for each of Messrs. Schauer, Hall and Norris and Dr. Russak; and (ii) $2,092, $2,061, $2,699 and $2,583 in 401(k) employer matching contributions for Mr. Schauer, Mr. Hall, Dr. Russak and Mr. Norris, respectively. Includes with respect to 1996 (i) $306 paid by the Company in life insurance premiums for each of Messrs. Schauer and Hall and Dr. Russak; and (ii) $3,286, $2,706 and $2,737 in 401(k) employer matching contributions for Mr. Schauer, Mr. Hall and Dr. Russak, respectively.

 (3) Mr. van Bronkhorst resigned his position with the Company effective June 1998.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     SEVERANCE PLAN. In January 1996, the Company adopted an Executive Severance Plan (the "Severance Plan") providing for certain benefits to executive officers of the Company in the event an executive's employment is involuntary terminated without cause (generally meaning without any misconduct on the executive's part) or that the executive voluntarily terminates employment with good reason (generally meaning that the executive's responsibilities, title or compensation was materially reduced). Upon the occurrence of such an event, the Severance Plan provides for salary continuation for a period no greater than one year. In addition, the Severance Plan provides for continued health benefits coverage to the extent permitted by the Consolidated Omnibus Budget Reconciliation Act of 1985 and the Company's group health policies.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                         ON EXECUTIVE COMPENSATION((1))

     The Compensation Committee is currently composed of two non-employee directors: Messrs. Kortschak and Edwards. Mr. Edwards joined the Compensation Committee in August 1997 following the resignation of a prior director who served on the committee until his resignation from the Company's Board of Directors in August 1997. The Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract and retain the highest quality executive officers and other key employees, reward them for the Company's progress and motivate them to enhance long-term stockholder value. Key elements of this philosophy are as follows:

          - The Company pays competitively with comparable technology companies, both inside and outside its industry, with which the Company competes for talent. To ensure that compensation is competitive, the Company compares its practices with data storage companies and sets its parameters based on this comparison.

          - The Company maintains short- to long-term incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

          - The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

     BASE SALARY. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Base salaries for executive officers were increased by 2% to 11% for fiscal 1998 compared to fiscal 1997. The increases were due to fiscal 1997 financial performance and the need to remain within the range of competitive salaries for comparable companies.

     NEAR-TERM INCENTIVES. In May 1996, the Company adopted the HMT Employee Quarterly Profit Sharing Plan (the "Profit Sharing Plan"), an incentive award plan for certain designated key employees of the Company, including all executive officers. The actual incentive award earned depends on the achievement of specified financial goals of the Company and individual performance objectives. The Committee and the full Board of Directors review and approve the annual performance objectives for the Company. The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's fundamental long-term goal of building stockholder value.

     The Company has also adopted a Key Employee Quarterly Bonus Plan (the "Quarterly Bonus Plan") for employees of the Company, including all executive officers. Cash bonuses are paid on a quarterly basis based upon achievement of certain specified corporate goals. The Board of Directors determines the percentage of salary to be paid on an individual basis.

     Amounts reflected as "bonuses" in the "Summary Compensation Table" above, were paid based on the criteria set forth in the Profit Sharing Plan and the Quarterly Bonus Plan.

     LONG-TERM INCENTIVES. The Company's long-term incentive program consists of the 1995 Management Stock Option Plan ("Management Plan"), the 1995 Stock Option Plan ("Stock Plan"), the Plan and the

---------------

(1)This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Employee Stock Purchase Plan ("ESPP"). As of March 31, 1998, 8,399,000 shares have been awarded to certain key officers of the Company under the Management Plan, and 3,945,150 shares have been granted under the Stock Plan. The Management Plan utilizes a combination of vesting plans designed to enhance the long-term goals of the Company. A portion of the options have a performance-based vesting provision which allows the acceleration of vesting based upon the attainment of a number of performance milestones. The remainder of the options have a time-based vesting provision which encourages employees to remain with the Company. The Stock Plan options vest on a monthly basis which the Company believes provides a strong incentive for employees to remain with the Company. Through option grants, executives and employees receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's Common Stock appreciates over the long-term. Because the amount of the existing equity participation by the executives was deemed adequate for fiscal 1998, no additional option grants were made to the Named Executive Officers in fiscal 1998. The size of prior option grants was initially determined at the discretion of the Board of Directors, which adopted the Management Plan and Stock Plan in connection with the Leveraged Recapitalization of the Company on November 30, 1995. The Board awarded grants in order to provide significant links between executive compensation and stockholder interests. Such grants were intended to provide incentive to successfully complete the Company's initial public offering, to successfully achieve certain specified revenue and profitability targets and to maximize stockholder value over the next several years.

     The Board has elected not to grant any further options under either the Management Plan or Stock Plan. Future grants will be made under the Plan. Employees will also be allowed to participate in the ESPP.

CORPORATE PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Schauer's base salary during fiscal 1998 as President and Chief Executive Officer was $291,060. His bonus for the fiscal year was $132,714. Mr. Schauer's fiscal 1998 base salary was based largely on fiscal 1997 performance. In fiscal 1997, the Company achieved several key objectives. These achievements included achieving record financial performance for the Company, expansion of the Company's manufacturing capacity, the successful transition to new technology and an increase in market share. Accordingly, Mr. Schauer received an increase in base salary of $19,425 for fiscal 1998 over the prior year. Mr. Schauer's fiscal 1998 cash bonus of $132,714 was paid pursuant to the Profit Sharing Plan and the Quarterly Bonus Plan. In fiscal 1998, Mr. Schauer received an additional stock option grant for 25,000 shares of Common Stock.

LIMITATION ON DEDUCTION OF COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

CONCLUSION

     Through the plans described above, a significant portion of the Company's executive compensation program, including Mr. Schauer's compensation, is contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

     From the members of the Compensation Committee of HMT Technology
Corporation.

                                          Walter G. Kortschak
                                          Bruce C. Edwards

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently composed of two non-employee directors. No member of the Compensation Committee is an officer or employee of the Company.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on March 13, 1996 for (i) the Company's Common Stock, (ii) the Nasdaq Composite and (iii) the Nasdaq Computer Manufacturers Index. All values assume reinvestment of the full amount of all dividends and are calculated as of March 31 of each year:

        COMPARISON OF 25 MONTH CUMULATIVE TOTAL RETURN ON INVESTMENT(2)

     MEASUREMENT PERIOD
   (FISCAL YEAR COVERED)        3.00/13/96        3.00/96          3.00/97          3.00/98
HMT TECHNOLOGY CORPORATION        100.00           104.38           122.50           129.38
NASDAQ STOCK MARKET (U.S.)        100.00           101.28           112.57           170.97
NASDAQ PHARMACEUTICAL             100.00            97.75           107.01           189.75

---------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) $100 invested on 03/13/96 in stock or index, including reinvestment of dividends. Fiscal years ended March 31.

                              CERTAIN TRANSACTIONS

INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LOGO

                                          Peter S. Norris
                                          Vice President, Finance, Chief
                                          Financial Officer,
                                          Treasurer and Assistant Secretary

June 19, 1998

                           HMT TECHNOLOGY CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                            ADOPTED JANUARY 23, 1996

                  APPROVED BY STOCKHOLDERS ON FEBRUARY 9, 1996

                               AMENDED MAY 8, 1998

                     APPROVED BY STOCKHOLDERS AS AMENDED ON JULY __, 1998

1.      PURPOSES.

        (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

        (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b)  "BOARD" means the Board of Directors of the Company.

        (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "COMPANY" means HMT Technology Corporation, a Delaware corporation.

        (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

        (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (i)  "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)  "DIRECTOR" means a member of the Board.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means as of any date, the value of the common stock of the Company determined as follows :

             (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

        (p)  "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "OPTION" means a stock option granted pursuant to the Plan.

        (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)  "OPTIONEE" means a person who holds an outstanding Option.

        (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "PLAN" means this 1996 Equity Incentive Plan.

        (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

        (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

        (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

             (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iii) To amend the Plan or a Stock Award as provided in Section
14.

             (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board

(and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of
Section 162(m) of the Code.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five million five hundred thousand (5,500,000) shares of the Company's common stock less any shares issued or subject to issuance under the Company's 1996 Non-Employee Directors' Stock Option Plan. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

        (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

        (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

        (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than Three Hundred Thousand (300,000) shares during any calendar year. This subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan

(including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. Unless otherwise provided in the Option Agreement, a Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "DRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a DRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

        (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

        (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

        Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.      TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

        Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a DRO satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or
(iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

        (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.      STOCK APPRECIATION RIGHTS.

        (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

        (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

             (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

             (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

             (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.      CANCELLATION AND RE-GRANT OF OPTIONS.

        (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) percent of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case an Incentive Stock Option granted to a of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

        (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c). The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c). The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.     COVENANTS OF THE COMPANY.

        (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.     MISCELLANEOUS.

        (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

        (d) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, to remove any Director as provided in the

Company's By-Laws and the provisions of the General Corporation Law of the State of Delaware, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services. (e)To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (f) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the holder of the Stock Award to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a Stock Award to such person or permitting the holder of the Stock Award to exercise the Stock Award. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and any maximum number of shares subject to award to any person specified under the Plan, if any, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law: (i) any surviving or acquiring corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in subsection 10(b)) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation and its Affiliates refuse to assume such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised prior to such event.

14.     AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for Stock Awards under the Plan;

             (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

        (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

        (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 22, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board and the Company's initial S-1 Registration Statement by which the Company will sell shares of the Company's common stock to the general public has become effective.

                           HMT TECHNOLOGY CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 20, 1998


     The undersigned hereby appoints Mr. Peter S. Norris and Mr. James C. Kitch, and each of them, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all of the shares of stock of HMT Technology Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HMT Technology Corporation to be held at the Company's executive offices at 47700 Kato Road, Fremont, California 94538 on Monday, July 20, 1998 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     Unless a contrary direction is indicated, this Proxy will be voted For all nominees listed in Proposal 1 and for Proposals 2 and 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

     Management recommends a vote for the nominees for director listed below.

     Proposal 1: To elect directors to serve for the ensuing year and until their successors are elected.

/ / For all the nominees listed below              / / WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below).         for all the nominees listed below.

Authority to vote for any nominee may be withheld by ling through such nominee's name below:

Ronald L. Schauer, Donald P. Beadle, Bruce C. Edwards, Walter G. Kortschak,
                    Richard S. Love, and Harry G. Van Wickle

              Management recommends a vote for Proposals 2 and 3.


Proposal 2: To approve the Company's 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,500,000 shares.

               / / For          / / Against          / / Abstain



Proposal 3: To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending March 31, 1999.

              / / For          / / Against          / / Abstain





Dated ______________                   _____________________________________

                                       _____________________________________
                                                  SIGNATURE(S)

                                      Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name, and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.